                      Oppenheimer Main Street Small Cap Fund(R)/VA
                          Supplement dated June 2, 2008 to the
                            Prospectus dated April 29, 2008

     This supplement  amends the Prospectus of Oppenheimer Main Street Small Cap
Fund(R)/VA (the "Fund") dated April 29, 2008.

     The section  "How the Fund is Managed - Portfolio  Managers,"  on page 9 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio  Managers.  The Fund's portfolio is managed by Mark Zavanelli and
Marc Reinganum,  who are primarily  responsible for the day-to-day management of the Fund's investments. Mr. Zavanelli has been a Vice President and co-portfolio manager of the Fund since May 2001 and Dr. Reinganum is co-portfolio  manager of the Fund effective June 30, 2008.

     Mr. Zavanelli,  CFA, has been a portfolio manager of the Manager since July
1999 and a Vice President of the Manager since  November 2000.  Prior to joining the Manager in April 1998,  Mr.  Zavanelli  was  President of Waterside  Capital
Management,  a registered  investment  adviser,  from August 1995 through  April
1998.  He is a  portfolio  manager  and an  officer of other  portfolios  in the
OppenheimerFunds complex.

     Dr.  Reinganum  has been a Vice  President  of the Manager and  Director of
Quantitative  Research and Portfolio  Strategist  for Equities  since  September
2002.  He was the Mary Jo Vaughn  Rauscher  Chair in  Financial  Investments  at
Southern  Methodist   University  from  1995  to  2002.  At  Southern  Methodist
University he also served as the Director of the Finance Institute, the Chairman
of the Finance  Department,  the  President  of the Faculty at the Cox School of
Business  and a member of the Board of Trustees  Investment  Committee.  He is a
portfolio  manager and an officer of other  portfolios  in the  OppenheimerFunds complex.

     The Statement of Additional  Information  provides  additional  information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

June 2, 2008                                                        PS0297.008